Exhibit 99.1

Cytek Biosciences Reports First Quarter 2026 Financial Results

FREMONT, Calif., May 7, 2026 (GLOBE NEWSWIRE) – Cytek Biosciences, Inc. (“Cytek Biosciences” or “Cytek”) (Nasdaq: CTKB), a leading cell analysis solutions company, today reported financial results for the first quarter ended March 31, 2026.

Recent Highlights

•	Total revenue for the first quarter of 2026 was $44.1 million, representing a 6% increase compared to the first quarter of 2025

•	Service revenue for the first quarter of 2026 was $15.4 million, representing a 15% increase compared to the first quarter of 2025

•

Total recurring revenue, comprised of service and reagent revenues, reached $18.4 million in the first quarter. On a trailing-12-month basis, recurring revenue represented 35% of total revenue, up from 31% on a trailing-12-month basis as of the first quarter of 2025

•	Expanded to a total installed base of 3,789 Cytek instruments, adding 125 units in the first quarter of 2026

“Our first quarter growth stands out in a market that continues to experience global challenges, underscoring Cytek’s technology leadership, the growth of our installed base, and the expansion of our recurring revenue streams,” said Wenbin Jiang, CEO of Cytek Biosciences. “Rising instrument placements are expanding our installed base and driving higher demand for reagents and service, making recurring revenue an increasing share of total revenue. With focused execution and continued investment in our products, people, and infrastructure, we are well positioned for the year ahead.”

First Quarter 2026 Financial Results

Total revenue for the first quarter of 2026 was $44.1 million, a 6% increase compared to the first quarter of 2025. The increase in revenue was driven by strong revenue performance in the US and continued growth in service and reagent revenue worldwide.

GAAP gross profit was $21.3 million for the first quarter of 2026, a 5% increase compared to the first quarter of 2025. GAAP gross profit margin was 48% in the first quarter of 2026 compared to 49% in the first quarter of 2025. Adjusted gross profit margin, after adjusting for stock-based compensation expense and amortization of acquisition-related intangibles, was 51% in the first quarter of 2026 compared to 52% in the first quarter of 2025.

Operating expenses were $39.7 million for the first quarter of 2026, a 13% increase compared to the first quarter of 2025 due to increased general and administrative expenses, partially offset by a reduction in sales and marketing and research and development expenses.

Research and development expenses were $9.6 million for the first quarter of 2026, a 1% decrease compared to the first quarter of 2025.

Sales and marketing expenses were $11.6 million for the first quarter of 2026, a 7% decrease compared to the first quarter of 2025.

General and administrative expenses were $18.5 million for the first quarter of 2026, increasing 43% compared to the first quarter of 2025 due primarily to litigation-related expenses, outside consulting expenses and bad debt reserves.

Loss from operations in the first quarter of 2026 was $18.5 million compared to loss from operations of $15.0 million in the first quarter of 2025. Net loss in the first quarter of 2026 was $18.9 million compared to a net loss of $11.4 million in the first quarter of 2025.

Adjusted EBITDA loss in the first quarter of 2026 was $9.1 million compared to an adjusted EBITDA loss of $3.3 million in the first quarter of 2025, after adjusting for stock-based compensation expense and foreign currency exchange impacts.

Cash and marketable securities totaled $262.2 million as of March 31, 2026 compared to $261.5 million as of December 31, 2025, an increase of $0.7 million.

2026 Outlook

Cytek Biosciences reaffirms its 2026 revenue guidance to be in the range of $205 million to $212 million, representing growth of 2% to 5% over full year 2025, assuming no change from current currency exchange rates.

Webcast Information

Cytek will host a conference call to discuss its first quarter 2026 financial results on Thursday, May 7, 2026, at 1:30 p.m. Pacific Time / 4:30 p.m. Eastern Time. A webcast of the conference call can be accessed at investors.cytekbio.com.

About Cytek Biosciences, Inc.

Cytek Biosciences (Nasdaq: CTKB) is a leading cell analysis solutions company advancing the next generation of cell analysis tools by delivering high-resolution, high-content and high-sensitivity cell analysis utilizing its patented Full Spectrum Profiling™ (FSP®) technology. Cytek’s novel approach harnesses the power of information within the entire spectrum of a fluorescent signal to achieve a higher level of multiplexing with precision and sensitivity. Cytek’s platform includes: its core FSP instruments, the Cytek Aurora™, Northern Lights™, Cytek Aurora™ CS and Cytek Aurora™ Evo systems; the Cytek Orion™ reagent cocktail preparation system; the Enhanced Small Particle™ (ESP™) detection technology; the flow cytometers and imaging products under the Amnis® and Guava® brands; and reagents, software and services to provide a comprehensive and integrated suite of solutions for its customers. Cytek is headquartered in Fremont, California with offices and distribution channels across the globe. More information about the company and its products is available at www.cytekbio.com.

Cytek’s products are for research use only and not for use in diagnostic procedures (other than Cytek’s Northern Lights-CLC system and certain reagents, which are available for clinical use only in China and the European Union).

Cytek, Full Spectrum Profiling, FSP, Cytek Aurora, Northern Lights, Enhanced Small Particle, ESP, Cytek Orion, Amnis and Guava are trademarks of Cytek Biosciences, Inc.

In addition to filings with the Securities and Exchange Commission (SEC), press releases, public conference calls and webcasts, Cytek uses its website (www.cytekbio.com), LinkedIn page and X account as channels of distribution of information about its company, products, planned financial and other announcements, attendance at upcoming investor and industry conferences and other matters. Such information may be deemed material information and Cytek may use these channels to comply with its disclosure obligations under Regulation FD. Therefore, investors should monitor Cytek’s website, LinkedIn page, and X account in addition to following its SEC filings, news releases, public conference calls and webcasts.

Statement Regarding Use of Non-GAAP Financial Information

Cytek has presented certain financial information in accordance with generally accepted accounting principles in the United States (“U.S. GAAP”) and also on a non-GAAP basis for the three-month period ended March 31, 2026 and March 31, 2025. Management believes that non-GAAP financial measures, including “Adjusted gross profit,” “Adjusted gross profit margin,” and “Adjusted EBITDA loss,” referenced in this release, taken in conjunction with GAAP financial measures, provide useful information for both management and investors by excluding certain non-cash and other expenses that are not indicative of the company’s core operating results. Management uses non-GAAP measures to compare the company’s performance relative to forecasts and strategic plans and to benchmark the company’s performance externally against competitors. Non-GAAP information is not prepared under a comprehensive set of accounting rules and should only be used to supplement an understanding of the company’s operating results as reported under U.S. GAAP. Cytek encourages investors to carefully consider its results under GAAP, as well as its supplemental non-GAAP information and the reconciliation between these presentations, to more fully understand its business. Reconciliations between GAAP and non-GAAP operating results are presented in the accompanying tables of this release.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 as contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are subject to the “safe harbor” created by those sections. All statements, other than statements of historical facts, may be forward-looking statements. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “might,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negatives of these terms or variations of them or similar terminology, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, without limitation, statements regarding Cytek’s expanding installed base and future recurring revenue growth in its service and reagent businesses; Cytek’s business strategy and continued investment in its products, people, and infrastructure; Cytek’s market opportunities; and Cytek’s future financial performance, including its outlook for fiscal year 2026 and expectations for 2026 total revenue. These statements are based on management’s current expectations, forecasts, beliefs, assumptions and information currently available to management. These statements also deal with future events and involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. In addition, new risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties that could have an impact on the forward-looking statements. Factors that could cause actual results to differ materially include global geopolitical, economic and market conditions; Cytek’s ability to manage the impacts of recent and future export controls and licensing requirements, tariffs and NIH funding policies on its business; Cytek’s ability to evaluate its prospects for future viability and predict future performance; Cytek’s ability to accurately forecast customer demand and adoption of its products; Cytek’s ability to recognize the anticipated benefits of collaborations; Cytek’s dependence on certain sole and single source suppliers; competition; market acceptance of Cytek’s current and potential products; Cytek’s ability to manage the growth and complexity of its organization, maintain relationships with customers and suppliers and hire and retain key employees; Cytek’s ability to manufacture its products in high-quality commercial quantities successfully and consistently to meet demand; Cytek’s ability to increase penetration in its existing markets and expand into adjacent markets; Cytek’s ability to secure additional distributors or maintain good relationships with its existing distributors; Cytek’s ability to successfully develop and introduce new products; Cytek’s ability to maintain, protect and enhance its intellectual property; Cytek’s ability to continue to stay in compliance with its material contractual obligations, applicable laws and regulations; and foreign currency exchange impacts. You should refer to the section titled “Risk Factors” set forth in Cytek’s most recent Annual Report on Form 10-K filed with the SEC on February 26, 2026, Cytek’s Quarterly Report on Form 10-Q to be filed with the SEC on or about the date hereof and other filings Cytek makes with the SEC from time to time for a discussion of important factors that may cause actual results to differ materially from those expressed or implied by Cytek’s forward-looking statements. Although Cytek believes that the expectations reflected in the forward-looking statements are reasonable, it cannot provide any assurance that these expectations will prove to be correct nor can it guarantee that the future results, levels of activity, performance and events and circumstances reflected in the forward-looking statements will be achieved or occur. The forward-looking statements in this press release and the related conference call, webcast and presentation are based on information available to Cytek as of the date hereof, and Cytek disclaims any obligation to update any forward-looking statements provided to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based, except as required by law. These forward-looking statements should not be relied upon as representing Cytek’s views as of any date subsequent to the date of this press release. Information contained on, or that is referenced or can be accessed through, our website does not constitute part of this document and inclusions of any website addresses herein are inactive textual references only.

Media Contact:

Stephanie Olsen

Lages & Associates

(949) 453-8080

stephanie@lages.com

Investor Contact:

Paul Goodson

Head of Investor Relations

Cytek Biosciences

pgoodson@cytekbio.com

Cytek Biosciences, Inc.

Consolidated Balance Sheets

(Unaudited)

(In thousands, except share and per share data)	March 31, 2026	December 31, 2025
Assets
Current assets:
Cash and cash equivalents	$65,665	$90,853
Marketable securities	196,560	170,676
Trade accounts receivable, net	51,903	62,509
Inventories	49,791	48,428
Prepaid expenses and other current assets	15,383	19,530

Total current assets	379,302	391,996
Property and equipment, net	20,469	18,009
Operating lease right-of-use assets	10,643	11,315
Goodwill	16,689	16,697
Intangible assets, net	15,704	16,821
Other noncurrent assets	6,306	6,704

Total assets	$449,113	$461,542

Liabilities and stockholders’ equity
Current liabilities:
Trade accounts payable	$6,741	$6,410
Legal settlement liability, current	2,208	2,495
Accrued expenses	19,781	23,417
Other current liabilities	22,173	16,978
Deferred revenue, current	30,032	28,504

Total current liabilities	80,935	77,804
Legal settlement liability, noncurrent	6,637	6,786
Deferred revenue, noncurrent	17,672	18,339
Operating lease liability, noncurrent	13,441	14,042
Long-term debt	386	525
Other noncurrent liabilities	2,398	2,307

Total liabilities	121,469	119,803

Stockholders’ equity:
Common stock, $0.001 par value; 1,000,000,000 authorized shares as of March 31, 2026 and December 31, 2025, respectively; 129,142,587 and 128,550,136 issued and outstanding shares as of March 31, 2026 and December 31, 2025, respectively	129	129
Additional paid-in capital	445,750	441,107
Accumulated deficit	(120,604)	(101,738)
Accumulated other comprehensive gain	2,369	2,241

Total stockholders’ equity	327,644	341,739

Total liabilities and stockholders’ equity	$449,113	$461,542

Cytek Biosciences, Inc.

Consolidated Statements of Operations and Comprehensive Loss

(Unaudited)

	Three months ended March 31,
(In thousands, except share and per share data)	2026	2025
Revenue, net:
Product	$28,779	$28,110
Service	15,356	13,347

Total revenue, net	44,135	41,457

Cost of sales:
Product	15,921	15,529
Service	6,960	5,771

Total cost of sales	22,881	21,300

Gross profit	21,254	20,157
Operating expenses:
Research and development	9,604	9,725
Sales and marketing	11,646	12,509
General and administrative	18,467	12,898

Total operating expenses	39,717	35,132

Loss from operations	(18,463)	(14,975)
Other income (expense):
Interest expense	(262)	(291)
Interest income	787	508
Other income, net	565	3,492

Total other income, net	1,090	3,709

Loss before income taxes	(17,373)	(11,266)
Provision for income taxes	1,493	136

Net loss	(18,866)	(11,402)

Net loss, basic and diluted	$(18,866)	$(11,402)

Net loss per share, basic	$(0.15)	$(0.09)

Net loss per share, diluted	$(0.15)	$(0.09)

Weighted-average shares used in calculating net loss per share, basic	128,704,934	128,339,481

Weighted-average shares used in calculating net loss per share, diluted	128,704,934	128,339,481

Comprehensive loss:
Net loss	$(18,866)	$(11,402)
Foreign currency translation adjustment, net of tax	328	(560)
Unrealized loss on marketable securities	(201)	(65)

Net comprehensive loss	$(18,739)	$(12,027)

Cytek Biosciences, Inc.

Reconciliation of GAAP to Non-GAAP Measures

(Unaudited)

	Three months ended
(In thousands)	March 31, 2026	March 31, 2025
	(Unaudited)	(Unaudited)
GAAP gross profit	$21,254	$20,157
Stock based compensation	729	1,086
Amortization of acquisition-related intangible assets	494	493

Non-GAAP adjusted gross profit	$22,477	$21,736

GAAP gross margin	48%	49%
Non-GAAP adjusted gross margin	51%	52%
GAAP net income	$(18,866)	$(11,402)
Depreciation and amortization	2,812	2,881
Provision for (benefit from) income taxes	1,493	136
Interest income	(787)	(508)
Interest expense	262	291
Foreign currency exchange loss (gain)	1,152	(1,278)
Stock based compensation	4,861	6,629

Non-GAAP adjusted EBITDA	$(9,073)	$(3,251)
Investment income	(1,629)	(2,261)

Non-GAAP adjusted EBITDA excluding investment income	$(10,702)	$(5,512)